Exhibit 10.2
AMENDMENT NO. 1 to
SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION
CREDIT AGREEMENT

This Amendment No.1 to Superpriority Senior Secured Debtor-In-Possession Credit Agreement (this “Agreement”) dated as of July 20, 2020, is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Axis Exploration, LLC, a Delaware limited liability company (“Axis”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), Northwest Corridor Holdings, LLC, a Delaware limited liability company (“Northwest”), and XTR Midstream, LLC, a Delaware limited liability company (together with 7N, 8 North, Axis, Finance Corp., MTM, TMR, XOG LLC and Northwest, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “DIP Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.The Borrower, the Guarantors, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the DIP Agent have entered into the Superpriority Senior Secured Debtor-In-Possession Credit Agreement dated as of June 16, 2020 (as may be amended, restated or modified from time to time, the “Credit Agreement”).

B.The Borrower has requested that the Lenders and the DIP Agent, subject to the terms and conditions hereof, amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the DIP Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the Effective Date, the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to amend and restate the defined term “Approved Budget” to read as follows:

“Approved Budget” means each of (i) the Initial Budget and (ii) any 13-Week Budget delivered by the Borrower pursuant to and in accordance with Section 5.2(v) and approved by the DIP Agent as directed by the Majority Lenders (such approval not to be unreasonably withheld, and if unreasonably withheld, as determined by the Bankruptcy Court).

(b) Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended to amend and restate the defined term “Milestones” to read as follows:

“Milestones” means the following milestones related to the Cases:

(a) The Petition Date shall occur no later than June 15, 2020;

(b) No later than 3 Business Days after the Petition Date (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered the Interim Order, in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(c) No later than July 21, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered the Final DIP Order;

(d) No later than July 30, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Debtors shall have filed with the Bankruptcy Court a chapter 11 plan of reorganization (the “Plan of Reorganization”) and related disclosure statement (the “Disclosure Statement”), in each case, in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(e) No later than August 13, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Debtors shall have filed the motion seeking approval of the solicitation procedures and the adequacy of the Disclosure Statement (the “Disclosure Statement Motion”), in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(f) The deadline for submission of firm proposals, which shall include outside counsel vetted comments to definitive transaction documents for a Combined Transaction to occur, shall be no later than August 28, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower);

(g) No later than September 3, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered an order (the “Disclosure Statement Order”) approving the Disclosure Statement in the Cases, which remains in full force and effect is not subject to a stay, in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(h) No later than September 10, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Debtors shall have commenced solicitation in accordance with the Disclosure Statement Order and the related solicitation procedures;

and subject to the paragraph at the end of this definition, either clause (i) or (j) below:

(i)

(i) The deadline to vote on and object to the Plan of Reorganization shall be no later than October 8, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower);

(ii) No later than October 15, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered an order (the “Confirmation Order”), in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders; and

(iii) No later than October 22, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Plan of Reorganization shall have become effective and Debtors shall have substantially consummated the transactions contemplated by the Plan of Reorganization and Confirmation Order;

OR
(j)
(i) No later than September 24, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Debtors shall have commenced supplemental solicitation in accordance with the Disclosure Statement Order and the related solicitation procedures;

(ii) The deadline to vote on and object to the Plan of Reorganization shall be no later than October 22, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower;

(iii) No later than October 30, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered the Confirmation Order, in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders; and

(iv) No later than November 22, (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Plan of Reorganization shall have become effective and Debtors shall have substantially consummated the transactions contemplated by the Plan of Reorganization and Confirmation Order.

Notwithstanding anything herein to the contrary, in the event the Debtors execute a definitive agreement providing for a sale to, or a combination or merger with, a third party involving all or substantially all of the Debtors’ restructured equity or assets, in terms and substance acceptable to the DIP Agent, acting on behalf of the Majority Lenders (a “Combined Transaction”), on or before September 17, 2020, (A) clause (i) above shall no longer apply, and (B) clause (j) above shall apply, in each case, subject to the consent of the Consenting Senior Noteholders (as defined in the RSA) party to the RSA.

(c ) Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended to amend and restate the defined term “Plan of Reorganization” to read as follows:

“Plan of Reorganization” means a plan of reorganization that is prepared and distributed in accordance with the Bankruptcy Code, in form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders.

(d) Section 2.1(a)(i) of the Credit Agreement (New Money Interim Loans) is hereby amended and restated in its entirety to read as follows:

(i) New Money Interim Loans. Subject to satisfaction of the conditions set forth in Section 3.2, in multiple Borrowings from time to time during the period following the Interim Order Date until, subject to clause (ii) below, the Final DIP Order Date and not to exceed the New Money Interim Commitments (collectively the “New Money Interim Loans” and each a “New Money Interim Loan”), and the amount of each such Borrowing of a New Money Interim Loan shall not exceed the lesser of (A) the aggregate Unused New Money Interim Commitments as of such Borrowing date, and (B) the aggregate amount of undrawn New Money Loans permitted to be drawn as of such date under the then-applicable Approved Budget (giving effect to the Permitted Variance) (it being agreed that after giving effect to any Borrowing of New Money Interim Loans, the aggregate amount of all New Money Interim Loans funded by the Lenders plus the aggregate Letter of Credit Exposure of all Lenders shall not exceed the New Money Interim Commitments).

(e) Section 2.1(a)(ii) of the Credit Agreement (New Money Final Loans) is hereby amended and restated in its entirety to read as follows:

(ii) New Money Final Loans. Subject to satisfaction of the conditions set forth in Section 3.3, in multiple Borrowings from time to time during the period following the Final DIP Order Date through the end of the Availability Period and not to exceed the New Money Final Commitments plus any unfunded portion of the New Money Interim Commitments (collectively the “New Money Final Loans” and each a “New Money Final Loan”), and the amount of each such Borrowing of a New Money Final Loan shall not exceed the lesser of (A) the aggregate Unused New Money Commitments as of such Borrowing date, and (B) the aggregate amount of undrawn New Money Loans permitted to be drawn as of such date under the then-applicable Approved Budget (giving effect to the Permitted Variance) (it being agreed that after giving effect to any Borrowing of New Money Interim Loans and New Money Final Loans, the aggregate amount of all Loans funded by the Lenders plus the aggregate Letter of Credit Exposure of all Lenders shall not exceed the New Money Commitments).

(f) Section 5.2(v) of the Credit Agreement (13-Week Budget) is hereby amended and restated in its entirety to read as follows:

(v) 13-Week Budget. As soon as available and in any event (i) no later than 12:00 p.m. (Denver, Colorado time) on each Monthly Test Date, a rolling 13-Week Budget in form and substance reasonably acceptable to the DIP Agent and the Majority Lenders, provided that (A) if the DIP Agent does not provide notice of approval or disapproval of any such 13-Week Budget within five (5) Business Days of such receipt thereof, the DIP Agent and the Majority Lenders will be deemed to have approved of such 13-Week Budget and (B) if a 13-Week Budget is not approved by the DIP Agent and the Majority Lenders the 13-Week Budget that was last approved by the DIP Agent and the Majority Lenders shall continue to be in effect except as otherwise determined by the Bankruptcy Court if such approval is unreasonably withheld) and (ii) no later than 12:00 p.m. (Denver, Colorado time) on each Second Thursday, a 13-Week Cash Flow Forecast, and (iii) no later than 12:00 p.m. (Denver, Colorado time) on each Weekly Test Date, a variance report as required under Section 5.16;

Section 3. Reaffirmation of Liens.
(a) Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) subject to entry of, and the terms of, the DIP Orders and to any restrictions arising solely on account of the Borrower’s (or any of its Subsidiaries) current status as a “Debtor” under the Bankruptcy Code (and only so long as such status exists), represents and warrants that it has no defenses to the enforcement of the Security Documents with respect to the Liens securing the DIP Obligations, (iii) represents and warrants that notwithstanding the effectiveness of this Agreement or the amendments set forth herein, according to their terms the Security Documents are and shall continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as such obligations may have been amended by this Agreement and as the same may be further amended, supplemented, or otherwise modified, and (iv) acknowledges, represents, and reaffirms that the Liens are valid and have the priority set forth in the DIP Orders.

(b) The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.

Section 4. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, its obligations under the Guaranty, and the Loan Documents are and shall continue in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended by this Agreement as the same may be further amended, supplemented, or otherwise modified. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

Section 5. Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the DIP Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;

(b) subject to entry of, and the terms of, the DIP Orders and to any restrictions arising solely on account of the Borrower’s (or any of its Subsidiaries) current status as a “Debtor” under the Bankruptcy Code (and only so long as such status exists), (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; and

(c) as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6. Effectiveness. This Agreement shall become effective on the date of and upon the occurrence of all of the following (such date, the “Effective Date”):
(a) Documentation. The DIP Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the DIP Agent, the Issuing Bank, and the Majority Lenders, in form and substance reasonably satisfactory to the DIP Agent and each of the undersigned Lenders;

(b) Final DIP Order. The Bankruptcy court shall have entered the Final DIP Order.

(c) Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(d) No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

Section 7. Effect on Loan Documents. Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the DIP Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 8. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New

York), except to the extent the law of the State of New York is superseded by the Bankruptcy Code.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

Section 10. Conflicts. In the case of any conflict or inconsistency between the terms of this Agreement and the DIP Orders, the terms of the DIP Orders shall govern and control.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; Signature pages follow.]

EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS, INC.

By: /s/ Matthew R. Owens
Name: Matthew R. Owens
Title: President and Chief Executive Officer

GUARANTORS:

7N, llc
8 north, llc
AXIS EXPLORATION, LLC
EXTRACTION FINANCE CORP.
Mountaintop minerals, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XOG SERVICES, llc
XTR MIDSTREAM, LLC
table mountain resources, llc

Each By: /s/ Matthew R. Owens
Name: Matthew R. Owens
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

DIP AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as DIP Agent, Issuing Lender, and a Lender

By: /s/ Zachary Kramer
Name: Zachary Kramer
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

LENDERS:

BARCLAYS BANK PLC,
as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

TRUIST BANK,
as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Hugo Diogo
Name: Megan Kane
Title: Executive Director

By: /s/ Anna Ferreira
Name: Anna Ferreira
Title: Vice-President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

CITIBANK, N.A.,
as a Lender

By: /s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Amy G. Josephson
Name: Amy G. Josephson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

MERCURIA EASTERN US HOLDINGS LLC,
as a Lender

By: /s/ Marty Bredehoft
Name: Marty Bredehoft
Title: Treasuer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

BMO HARRIS BANK N.A., as a Lender

By: /s/ Radjika Kaur
Name: Radhika Kapur
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]

IBERIABANK, as a Lender

By: /s/ Bryan Chapman

Name: Bryan Chapman
Title: Market President-Energy Lending

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
DIP CREDIT AGREEMENT – EXTRACTION]